UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2023

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3013 Science Park Road
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2023, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Gossamer Bio, Inc. (the “Company”), and pursuant to the amended and restated bylaws of the Company, the Board appointed John Quisel, J.D., Ph.D. to serve as a Class III director, with an initial term expiring at the Company’s 2024 annual meeting of stockholders. In connection with Dr. Quisel’s appointment, the Board has appointed Dr. Quisel to the Audit Committee of the Board (the "Audit Committee"). Since 2020, Dr. Quisel has served as the President and Chief Executive Officer of Disc Medicine, Inc. From 2006 to 2020, Dr. Quisel served in various positions at Acceleron Pharma Inc., most recently as Chief Business Officer.

Pursuant to the Company’s non-employee director compensation program, Dr. Quisel (i) will receive an annual cash retainer of $40,000 for service on the Board, (ii) will receive an annual cash retainer of $7,500 for service on the Audit Committee, and (iii) was granted on the date of his appointment an option to purchase 230,000 shares of the Company’s common stock, which vests monthly over three years. Dr. Quisel has also entered into the Company’s standard form of Indemnification Agreement, the form of which was filed as Exhibit 10.14 to the Company's Form S-1, filed with the SEC on December 21, 2018, and incorporated herein by reference.

There is no arrangement or understanding between Dr. Quisel and any other person pursuant to which Dr. Quisel was appointed as a director. Dr. Quisel is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The Board has determined that Dr. Quisel is an independent director in accordance with the listing requirements of the Nasdaq Global Select Market.

On November 29, 2023, the Company issued a press release announcing Dr. Quisel’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description
99.1	Press Release dated November 29, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: November 29, 2023	By:	/s/ Christian Waage
Christian Waage
Executive Vice President, Technical Operations & Administration

3